UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2017

RSP PERMIAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36264	90-1022997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3141 Hood Street, Suite 500

Dallas, Texas 75219

(Address of Principal Executive Offices)

(Zip Code)

(214) 252-2700

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2017, RSP Permian, Inc. (the “Company”) announced the appointment of Uma L. Datla as its Chief Accounting Officer, effective July 10, 2017 (the “Effective Date”). Ms. Datla will be the Company’s principal accounting officer reporting to the Company’s Chief Financial Officer, Scott McNeill.

Ms. Datla, age 37, had most recently served as Chief Accounting Officer of publicly-listed Approach Resources Inc. (“Approach”) since May 2014. Previously, Ms. Datla served as Director of Financial Reporting at Approach from August 2013 until May 2014. Prior to joining Approach, Ms. Datla served in progressive positions of responsibility at Ernst & Young LLP since September 2005, and was a Manager prior to leaving to join Approach in August 2013. Ms. Datla is a Certified Public Accountant and received a Masters of Professional Accounting from the University of Texas at Arlington in 2005 and a Bachelors in Science and Technology Development from Birla Institute of Technology and Science in 2000.

Ms. Datla has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Ms. Datla is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Datla will receive salary, bonus and future equity opportunities, and will participate in other benefit and compensation plans, at levels consistent with her position and scope of responsibility. Ms. Datla will receive a grant of restricted common stock of the Company under the Company’s 2014 Long-Term Incentive Plan on the Effective Date, which restricted common stock will vest in three equal, separate installments on January 1, 2018, July 10, 2019 and July 10, 2020.

Ms. Datla will enter into the Company’s standard form of indemnification agreement. This indemnification agreement requires the Company to indemnify Ms. Datla to the fullest extent permitted under Delaware law against liability that may arise by reason of her service to the Company, and to advance expenses incurred as a result of any proceeding against her as to which she could be indemnified. The foregoing description is qualified in its entirety by reference to the full text of the form of indemnification agreement, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 7.01	Regulation FD Disclosure.

On May 24, 2017, the Company issued a press release announcing the appointment of Ms. Datla as its Chief Accounting Officer. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Amendment No. 2 to RSP Permian, Inc.’s Registration Statement on Form S-1, filed on January 2, 2014, File No. 333-192268).

99.1	Press Release dated May 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSP PERMIAN, INC.

By:	/s/ James E. Mutrie
James E. Mutrie
General Counsel and Vice President

Dated: May 24, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Amendment No. 2 to RSP Permian, Inc.’s Registration Statement on Form S-1, filed on January 2, 2014, File No. 333-192268).

99.1	Press Release dated May 24, 2017.

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